UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.    Results of Operations and Financial Condition.
On July 24, 2015, State Street Corporation (“State Street” or the “Company”) issued a news release announcing its results of operations for the second quarter of 2015. Copies of that news release and accompanying second-quarter 2015 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
In addition, a slide presentation providing highlights of State Street's second-quarter 2015 results of operations and information pertaining to its investment portfolio as of June 30, 2015, which will be made available in connection with the investor conference call to be held by the Company on July 24, 2015, is furnished with this Current Report on Form 8-K as Exhibit 99.3.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
State Street Corporation's news release dated July 24, 2015, announcing its second-quarter 2015 results of operations, and accompanying second-quarter 2015 financial information addendum, are furnished herewith as Exhibits 99.1 and 99.2, respectively; and a slide presentation providing highlights of State Street's second-quarter 2015 results of operations and information pertaining to its investment portfolio as of June 30, 2015, which will be made available in connection with the investor conference call referenced in the July 24, 2015 news release, is furnished herewith as Exhibit 99.3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ SEAN P. NEWTH
		Name:	Sean P. Newth
		Title:	Senior Vice President, Chief Accounting Officer and Controller
Date:	July 24, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	State Street's news release dated July 24, 2015, announcing its second-quarter 2015 results of operations
99.2	State Street's second-quarter 2015 financial information addendum
99.3	Slide presentation providing highlights of State Street's second-quarter 2015 results of operations and information pertaining to its investment portfolio as of June 30, 2015